UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2006

Lightbridge, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21319	04-3065140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Corporate Drive, Burlington, Massachusetts		01803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-359-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Form 8-K that was filed by us earlier today on June 8, 2006 is hereby amended by deleting Item 1.01. Entry into a Material Definitive Agreement in its entirety and reporting the information set forth in this Item 8.01. Other Events in its place and stead.

On June 6, 2006, we issued a press release announcing that we had extended our contract with Alltel Corporation. A copy of the press release entitled "Lightbridge Extends Contract With Alltel" is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightbridge, Inc.

June 8, 2006	By:	Eugene J. DiDonato

Name: Eugene J. DiDonato
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled "Lightbridge Extends Contract With Alltel"